                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                               February 4, 1999
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               Date of Report (Date of earliest event reported)


           Imperial Credit Commercial Mortgage Investment Corp.
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          (Exact name of registrant as specified in its charter)

         Maryland                   000-23089               95-4648345
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State or other jurisdiction       (Commission            (IRS Employer
   of incorporation)              File Number)         Identification No.)

           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
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            (Address of principal executive offices)        (Zip Code)

                                (310) 231-1280
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                        (Registrant's telephone number)
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Item 5.  Other Events.

     On February 4, 1999, Imperial Credit Commercial Mortgage Investment Corp. (the "Registrant") issued a press release reporting its earnings for the quarter and year ended December 31, 1998.

     A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.  Exhibit

     Exhibit 99.1  Press release of the Registrant, dated February 4, 1999
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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.



By:                          /s/  MICHAEL MELTZER
            ------------------------------------------------------
            Michael Meltzer, Chief Financial Officer and Treasurer


Dated:  February 11, 1999
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                                 EXHIBIT INDEX

Exhibit
  No.                        Description
-------                      -----------
 99.1             Press release of the Registrant dated February 4, 1999